                                 [COVER IMAGE]

                                      AIM
                             ADVISOR MULTIFLEX FUND


[AIM LOGO APPEARS HERE]           ANNUAL REPORT               DECEMBER 31 1998


                 INVEST WITH DISCIPLINE--Registered Trademark--

                                 [ COVER IMAGE ]

                      ------------------------------------

                           FRUIT DISPLAYED ON A STAND

                   BY GUSTAVE CAILLEBOTTE (1848-1894, FRENCH)

             GUSTAVE CAILLEBOTTE WAS NOT ONLY A GIFTED PAINTER, BUT

            ALSO A GREAT COLLECTOR AND PATRON OF IMPRESSIONIST ART.

          HIS QUIET PAINTING OF A SIMPLE, YET ELEGANT DISPLAY OF FRUIT

               EXEMPLIFIES THE ORDER AND DIVERSITY OF INVESTING.

                      ------------------------------------


AIM Advisor MultiFlex Fund is for shareholders who seek to achieve a high total return on investment from five different types of investments--large-cap stocks, small-cap stocks, international stocks, real estate securities, and fixed-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor MultiFlex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid the following distributions: Class A shares, $0.80 per share; Class B and Class C shares, $0.70 per share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The five asset-class benchmark indexes to which Fund performance is compared are the S&P 500, the Lehman Aggregate Bond Index, the Russell 2000, the EAFE, and the NAREIT Equity Index. In calculating total return, a 20% weighting was used for each index.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.
o The Lehman Aggregate Bond Index is an unmanaged index generally considered to be representative of the overall performance of the U.S. bond market. It is compiled by Lehman Brothers.
o The Russell 2000 Stock Index is an unmanaged index generally considered to be representative of small-capitalization stocks.
o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITS are defined as REITS with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                           AIM ADVISOR MULTIFLEX FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
    [PHOTO OF       concerns produced by financial crises in Asia during 1997,
    Charles T.      and this optimism early in 1998 led several market indexes
     Bauer,         to all-time highs in spring and early summer. However, the
   Chairman of      year Chairman was to bring two particularly serious
  the Board of      financial shocks, first the debt default by Russia, and
    THE FUND        later the gathering crisis in Brazil, which devalued its
 [APPEARS HERE]     currency shortly after the fiscal year closed. The result
                    was another year of significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.

    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                             SHAREHOLDERS REMAINED

                             COOL HEADED AND DID NOT

                                PULL OUT OF THE

                              MARKETS DURING 1998.

                      ------------------------------------

                           AIM ADVISOR MULTIFLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

ASSET ALLOCATION STRATEGY TEMPERS
MARKET VOLATILITY

THIS YEAR WAS PARTICULARLY TURBULENT FOR FINANCIAL MARKETS. HOW DID THE FUND PERFORM?
The market experienced a difficult year, including a major correction in world equity markets during August. The Fund's Class C shares produced a total annual return of -0.26%, while Class A shares had a total annual return of 0.51%. Class B shares were introduced on March 3, 1998, and reported a cumulative total return of -3.96% since inception. Please keep in mind that your Fund is managed for long-term results. As shown in the chart on page four, the Fund's Class C shares produced a return of 10.57% from its inception on November 17, 1993, to the end of the reporting period.

HOW WOULD YOU CHARACTERIZE MARKET CONDITIONS OVER THE FISCAL YEAR?
We would describe 1998 as a market with three definite phases: bull, decline, bull. During the first stage, from January to mid-July, the bull market climbed, spurred by strong economies in the United States and Europe. But by summer these good sentiments began to disintegrate. In July the market entered its second phase, abruptly declining.
    By August, market indexes such as the Dow plunged. A number of international problems triggered the downturn: Currency devaluation occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluation. Fears of a global credit crunch then spread to Latin America. Markets there plunged as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt. The down market spurred a "flight to quality," as investors turned away from riskier securities such as small-cap stocks and high-yield bonds. Seeking a safe haven, they turned to the liquidity of domestic large-cap stocks and U.S. Treasuries. Small-cap stocks plunged significantly, represented by the 36.49% drop in the Russell 2000 Index from a high on April 21 to October 8, its low in 1998.
    The third phase came in October as markets stabilized during a series of interest rate cuts. Over the course of seven weeks, the U.S. Federal Reserve Board lowered the key federal funds rate from 5.50% to 4.75%. Stock markets rallied in response; in fact, most of the equity returns for 1998 came in the fourth quarter.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We adhered to our diversified investment strategy, which focuses on five major asset classes. At the end of the fiscal year, the Fund's total net assets were allocated as follows: small-cap stocks, 25.49%; real estate, 25.22%; international stocks, 24.68%; large-cap stocks, 20.24%; and fixed-income securities, 4.79%. Through-out the year, we increased our equity holdings from 80.2% at the beginning of 1998 to 95.63% as of December 31. Equity investments include large-cap, small-cap and international stocks and REITs (real estate investment trusts).
    This was a year when holdings in small-cap stocks and REITs hurt Fund performance relative to the broader market. Relative valuations and fundamentals, including earnings growth, were good for these two asset classes, but they did not deliver the returns we expected.

WHY DID REITS UNDERPERFORM?
A rare convergence of events led to the decline in REIT stock prices in 1998. Early in the year, investors feared that the strong domestic economy would spark a glut of new construction. While this concern may have had some merit in selected metropolitan areas, the capital crunch of the late summer and early fall, following the global currency crisis, limited the capital available to developers. Perfor-mance also suffered from a perception that REITs were overpaying for properties.
    We maintained a high weighting in REITs because their negative returns in 1998 had little to do with actual earnings or other fundamentals of the real estate market. In fact, full occupancy helps REITs that own apartment and office properties. After falling 17.5% in 1998, REIT stock prices appear relatively attractive compared with most other investments.
    Our top REIT holdings included Carr America Realty Corp., which owns 300 office properties nationwide; Prentiss Properties Trust, owner of 250 office and industrial properties in U.S. suburbs; and Equity Residential Properties Trust, the largest owner of U.S. apartment complexes, with 525 multifamily properties throughout the country.

HOW DID SMALL CAPS PERFORM? WHY DID THE FUND FAVOR THIS SECTOR?
Small caps lagged behind large caps in performance throughout the year. The

                      ------------------------------------

                       WE ARE OPTIMISTIC ABOUT A POSSIBLE

                        REBOUND FOR THE REIT MARKET AND

                      BELIEVE THAT THE FUND'S STRONG FOCUS

                    IN THIS AREA POSITIONS IT WELL FOR 1999.

                      ------------------------------------

          See important Fund and index disclosures inside front cover.

                           AIM ADVISOR MULTIFLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

====================================================================================================================================
SMALL-CAP STOCKS                            FIXED-INCOME SECURITIES                       Real Estate Securities
------------------------------------------------------------------------------------------------------------------------------------
1. DeVry, Inc.                       0.39%  1. U.S. Treasury Notes & Bonds       1.99%    1. CarrAmerica Realty Corp.          0.99%
2. Bindley Western Industries, Inc.  0.36   2. Federal National Mortgage         0.73     2. Prentiss Properties Trust         0.98
3. Alpharma, Inc. - Class A          0.32      Association                                3. Equity Residential                0.96
4. Express Scripts, Inc. - Class A   0.31   3. Federal Home Loan                 0.36        Properties Trust
5. Orion Capital Corp.               0.31      Mortgage Corp.                             4. Equity Office Properties Trust    0.89
                                            4. Bellsouth Telecommunications,     0.30     5. Highwoods Properties, Inc.        0.87
                                               Deb., 5.85%, 11/15/45
                                            5. GTE Corp., Deb.,                  0.26
                                               10.25%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
International Stocks                        Large-Cap Stocks
------------------------------------------------------------------------------------------------------------------------------------
1. Unilever N.V. (Netherlands)       0.79%  1. Bristol-Myers Squibb Co.          0.63%
2. Repsol S.A. - ADR (Spain)         0.78   2. Schering-Plough Corp.             0.54
3. Novartis A.G. - ADR               0.78   3. Fannie Mae                        0.54
   (Switzerland)                            4. American General Corp.            0.46
4. Telecom Italia S.p.A. -           0.78   5. Merck & Co., Inc.                 0.46
   ADR (Italy)
5. Istituto Bancario San             0.75
   Paolo di Torino - ADR (Italy)

Please keep in mind the Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
====================================================================================================================================

[PIE CHART]

FIXED-INCOME SECURITIES AND CASH                         4.37%

SMALL-CAP STOCKS                                        25.49%

LARGE-CAP STOCKS                                        20.24%

INTERNATIONAL STOCKS                                    24.68%

REAL ESTATE                                             25.22%


intense volatility of the market made the riskier stocks of smaller companies fall out of favor with many investors. The Fund continued to add to this sector because we found better value in this asset class.

HOW WOULD YOU DESCRIBE INTERNATIONAL MARKETS IN 1998?
Latin American and Asian markets took a pounding over the fiscal year, but European stocks soared, especially in the fourth quarter when countries preparing to enter the European Economic and Monetary Union participated in a coordinated interest-rate cut. Our top European stocks included Unilever of the Netherlands, a consumer goods company whose famous brands include Lipton, Vaseline and Q-tips; Repsol, Spain's largest oil and gas producer; and Novartis, a Swiss pharmaceutical company.

WHAT WERE THE MAJOR TRENDS FOR FIXED-INCOME MARKETS?
The fixed-income portion of the portfolio favored government bonds, with a 1.99% position in this category. Corporate securities made up 1.54% of the portfolio. U.S. Treasuries were the undisputed fixed-income leaders in 1998. The investor flight to quality during market upheavals drove up demand for Treasuries, particularly among foreign investors.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN GENERAL?
We expect continued volatility in the stock markets, perhaps as much as we experienced in 1998. At the same time, we predict that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. With global markets experiencing weakness and the U.S. economy expanding more slowly, many companies will find it difficult to produce earnings growth.
    For fixed-income markets, a slowdown in the U.S. economy could benefit government bonds, because it could lead to more interest rate cuts. At the same time, corporate bonds could suffer if the economy slows and earnings falter. As with stock markets, we expect another year of intense volatility.
    We are optimistic about a possible rebound for the REIT market and believe that the Fund's strong focus in this area positions it well for 1999. In addition, we expect improvement in the small-cap market.


          See important Fund and index disclosures inside front cover.

                           AIM ADVISOR MULTIFLEX FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

AIM ADVISOR MULTIFLEX FUND VS. BENCHMARK INDEXES

RESULTS OF A $10,000 INVESTMENT

11/17/93-12/31/98

In thousands
--------------------------------------------------------------------------------
                AIM ADVISOR
                 MULTIFLEX         S&P
              CLASS C SHARES    500 INDEX       INDEX BLEND
--------------------------------------------------------------------------------

11/15/93        $10,000.00      $10,000.00      $10,000.00

12/93            10,046.00       10,015.00       10,639.00

3/94              9,796.00        9,636.00       10,339.00

6/94              9,785.00        9,676.00       10,395.00

9/94              9,972.00       10,149.00       10,491.00

12/94             9,944.00       10,147.00       10,355.00

3/95             10,279.00       11,134.00       11,076.00

6/95             10,998.00       12,196.00       11,927.00

9/95             11,642.00       13,164.00       12,001.00

12/95            12,089.00       13,956.00       12,865.00

3/96             12,420.00       14,705.00       13,317.00

6/96             12,744.00       15,365.00       13,085.00

9/96             13,106.00       15,840.00       13,965.00

12/96            14,148.00       17,159.00       15,017.00

3/97             14,103.00       17,620.00       14,888.00

6/97             15,694.00       20,694.00       17,002.00

9/97             16,908.00       22,244.00       16,962.00

12/97            16,773.00       22,883.00       17,585.00

3/98             18,029.00       26,073.00       18,775.00

6/98             17,670.00       26,933.00       18,152.00

9/98             15,105.00       24,258.00       17,490.00

12/98            16,730.00       29,881.00       18,632.00
================================================================================

Past performance is no guarantee of comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS C SHARES

Inception (11/17/93)    10.57%
  5 years               10.74
  1 year                (1.21)*

CLASS B SHARES

Inception  (3/3/98)     (8.52)%**

CLASS A SHARES

Inception (12/31/96)     6.51%
  1 year                (5.04)***

*(0.26)% excluding sales charges
**(3.96) excluding sales charges
***cumulative total return since inception, 0.51% excluding sales charges
================================================================================

SOURCE: TOWERS DATA SYSTEMS HYPO--Registered Trademark--

Your Fund's total return includes sales charges, expenses, and management fees. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class C shares will differ from Class A and Class B shares due to differences in sales charge structure and Fund expenses.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the financial market over the period 11/17/93-12/31/98. (Please note that the Index Blend is for the period 11/30/93- 12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 is representative of the large-cap stocks only; approximately 80% of AIM Advisor MultiFlex Fund's portfolio is invested in small-cap stocks, international stocks, real estate securities, and fixed-income securities.


                           AIM ADVISOR MULTIFLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar) and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the U.S., the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes

                      ------------------------------------

                                [THE BEIGE BOOK]

                             WHAT IS THE BEIGE BOOK?

                       The Beige Book report is published

                        about two weeks before each FOMC

                     meeting. The report contains anecdotal

                     data on current economic conditions in

                       each Federal Reserve Bank district,

                   summarizing the information by district and

                  sector. Interviews with key business people,

                      economists, market experts and other

                   sources supply the details for the report.

                   You can find out more about the Fed's Beige

                  Book and other interesting topics by visiting

                    the Fed's Web site at www.bog.frb.fed.us.

                      ------------------------------------



                           AIM ADVISOR MULTIFLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?
The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash that a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*

7/3/98-12/31/98

--------------------------------------------------------------------------------
                                 1998DJIA         DOW CLOSE
--------------------------------------------------------------------------------
                                 7/10/98          $9105.74
7/17/98                          7/17/98           9337.97
Dow reaches new high             7/24/98           8937.36
9,337.97                         7/31/98           8883.29
                                 8/7/98            8598.02
8/28/98                          8/14/98           8425.00
Dow's worst weekly decline       8/21/98           8533.66
(-481.97)                        8/28/98           8051.68
                                 9/4/98            7640.25
                                 9/11/98           7795.50
9/29/98                          9/18/98           7895.66
1st rate cut                     9/25/98           8028.77
                                 10/2/98           7784.69
                                 10/9/98           7899.52
10/15/98                         10/16/98          8416.76
2nd rate cut                     10/23/98          8452.29
                                 10/30/98          8592.10
11/17/98                         11/6/98           8975.46
3rd rate cut                     11/13/98          8919.59
                                 11/20/98          9159.55
                                 11/27/98          9333.08
                                 12/4/98           9016.14
12/31/98                         12/11/98          8821.76
Dow closes at 9,191.43           12/18/98          8903.63
                                 12/24/98          9217.99
                                 12/31/98          9181.43

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
--------------------------------------------------------------------------------


                           AIM ADVISOR MULTIFLEX FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.63%

AEROSPACE/DEFENSE-0.45%

BE Aerospace, Inc.(a)                    15,900   $    333,900
--------------------------------------------------------------
Precision Castparts Corp.                19,500        862,875
--------------------------------------------------------------
Sequa Corp.(a)                            5,500        329,312
--------------------------------------------------------------
                                                     1,526,087
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.12%

Universal Corp.                          11,600        407,450
--------------------------------------------------------------

AIR FREIGHT-0.13%

Airborne Freight Corp.                   11,900        429,143
--------------------------------------------------------------

AIRLINES-0.98%

Alaska Air Group, Inc.(a)                12,600        557,550
--------------------------------------------------------------
British Airways PLC-ADR (United
  Kingdom)                               19,000      1,288,437
--------------------------------------------------------------
SkyWest, Inc.                             8,300        271,306
--------------------------------------------------------------
Southwest Airlines Co.                   52,350      1,174,603
--------------------------------------------------------------
                                                     3,291,896
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.53%

Arvin Industries, Inc.                   17,500        729,531
--------------------------------------------------------------
Borg-Warner Automotive, Inc.             14,600        814,863
--------------------------------------------------------------
Standard Products Co. (The)              11,400        232,275
--------------------------------------------------------------
                                                     1,776,669
--------------------------------------------------------------

AUTOMOBILES-0.57%

Ford Motor Co.                           16,600        974,213
--------------------------------------------------------------
Volvo A.B.-ADR (Sweden)                  40,000        932,500
--------------------------------------------------------------
                                                     1,906,713
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.66%

ABN Amro Holding NV-ADR
  (Netherlands)                         100,000      2,175,000
--------------------------------------------------------------
Bank One Corp.                           27,540      1,406,261
--------------------------------------------------------------
Istituto Bancario San Paolo di
  Torino-ADR (Italy)(a)                  70,537      2,521,698
--------------------------------------------------------------
Societe Generale (France)                69,000      2,235,766
--------------------------------------------------------------
Wachovia Corp.                            7,000        612,063
--------------------------------------------------------------
                                                     8,950,788
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.83%

BankAmerica Corp.                        21,662      1,302,428
--------------------------------------------------------------
Chase Manhattan Corp. (The)              13,800        939,263
--------------------------------------------------------------
Den Danske Bank-ADR (Denmark)            17,000      2,283,816
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Germany)         33,000      1,942,726
--------------------------------------------------------------
First Union Corp.                        13,000        790,563
--------------------------------------------------------------
HSBC Holdings PLC-ADR (United
  Kingdom)                                9,000      2,242,153
--------------------------------------------------------------
                                                     9,500,949
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

BANKS (REGIONAL)-2.11%

Commerce Bancorp, Inc.                   15,625   $    820,313
--------------------------------------------------------------
Commerce Bancshares, Inc.                16,380        696,150
--------------------------------------------------------------
Cullen/Frost Bankers, Inc.               11,600        636,550
--------------------------------------------------------------
Firstbank Corp.                          18,000        543,375
--------------------------------------------------------------
GBC Bancorp                              11,900        306,425
--------------------------------------------------------------
HUBCO, Inc.                              14,832        446,814
--------------------------------------------------------------
Imperial Bancorp(a)                      39,100        650,038
--------------------------------------------------------------
Independent Bank Corp.                   16,600        288,425
--------------------------------------------------------------
National Australia Bank Ltd.-ADR
  (Australia)                            30,000      2,233,125
--------------------------------------------------------------
Republic Bancorp, Inc.                    6,700         91,287
--------------------------------------------------------------
Silicon Valley Bancshares(a)              9,200        156,687
--------------------------------------------------------------
Trustmark Corp.                           9,900        223,987
--------------------------------------------------------------
                                                     7,093,176
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.91%

Canandaigua Wine Co., Inc.-Class
  A(a)                                   12,000        693,750
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Chile)                       45,000        866,250
--------------------------------------------------------------
Kirin Brewery Co., Ltd.-ADR (Japan)      12,000      1,485,000
--------------------------------------------------------------
                                                     3,045,000
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.30%

PepsiCo, Inc.                            24,750      1,013,203
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.12%

Adelphia Communications Corp.(a)          9,100        416,325
--------------------------------------------------------------

BUILDING MATERIALS-0.42%

Cameron Ashley Building Products(a)      12,700        165,894
--------------------------------------------------------------
Cemex S.A. de C.V.-ADR (Mexico)         110,000        543,895
--------------------------------------------------------------
Nortek, Inc.(a)                           7,000        193,375
--------------------------------------------------------------
TJ International, Inc.                   20,400        524,025
--------------------------------------------------------------
                                                     1,427,189
--------------------------------------------------------------

CHEMICALS-0.59%

Akzo Nobel N.V.-ADR (Netherlands)        40,000      1,785,000
--------------------------------------------------------------
NL Industries, Inc.                      14,500        205,719
--------------------------------------------------------------
                                                     1,990,719
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.07%

BASF A.G.-ADR (Germany)                  50,000      1,909,315
--------------------------------------------------------------
Bayer A.G.-ADR (Germany)                 40,000      1,670,348
--------------------------------------------------------------
                                                     3,579,663
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.27%

Dexter Corp.                             28,800        905,400
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.11%

Polycom, Inc.(a)                         17,100        380,475
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

COMPUTERS (HARDWARE)-1.15%

Compaq Computer Corp.                    22,000   $    922,625
--------------------------------------------------------------
International Business Machines
  Corp.                                   6,500      1,200,875
--------------------------------------------------------------
Micron Electronics, Inc.(a)              11,800        204,287
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                17,800      1,524,125
--------------------------------------------------------------
                                                     3,851,912
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.14%

META Group, Inc.(a)                      16,100        478,975
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.49%

Jabil Circuit, Inc.(a)                    3,600        268,650
--------------------------------------------------------------
MICROS Systems, Inc.(a)                   8,800        289,300
--------------------------------------------------------------
Network Appliance, Inc.(a)               18,600        837,000
--------------------------------------------------------------
Xircom, Inc.(a)                           7,200        244,800
--------------------------------------------------------------
                                                     1,639,750
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.80%

Aspect Development, Inc.(a)               8,900        394,381
--------------------------------------------------------------
BroadVision, Inc.(a)                     11,300        361,600
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   23,000        980,375
--------------------------------------------------------------
Electronic Data Systems Corp.            20,000      1,005,000
--------------------------------------------------------------
Hyperion Solutions Corp.(a)               8,930        160,740
--------------------------------------------------------------
Legato Systems, Inc.(a)                   7,800        514,312
--------------------------------------------------------------
Lycos, Inc.(a)                            9,800        544,513
--------------------------------------------------------------
Mastech Corp.(a)                          8,500        243,312
--------------------------------------------------------------
Oracle Corp.(a)                          30,000      1,293,750
--------------------------------------------------------------
Progress Software Corp.(a)                8,400        283,500
--------------------------------------------------------------
Rational Software Corp.(a)               10,500        278,250
--------------------------------------------------------------
                                                     6,059,733
--------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.77%

Centex Construction Products, Inc.       20,600        836,875
--------------------------------------------------------------
Lone Star Industries, Inc.                8,200        301,862
--------------------------------------------------------------
Vulcan Materials Co.                     11,000      1,447,188
--------------------------------------------------------------
                                                     2,585,925
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.15%

American Greetings Corp.-Class A         12,400        509,175
--------------------------------------------------------------

CONSUMER FINANCE-0.33%

Doral Financial Corp.                    34,700        767,738
--------------------------------------------------------------
Flagstar Bancorp, Inc.                   12,500        326,563
--------------------------------------------------------------
                                                     1,094,301
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.77%

AmeriSource Health Corp.-Class A(a)      12,600        819,000
--------------------------------------------------------------
Bindley Western Industries, Inc.         24,666      1,214,801
--------------------------------------------------------------
SUPERVALU, INC                           20,000        560,000
--------------------------------------------------------------
                                                     2,593,801
--------------------------------------------------------------

ELECTRIC COMPANIES-3.43%

CILCORP, Inc.                             5,500        336,531
--------------------------------------------------------------
Cleco Corp.                              13,500        463,219
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRIC COMPANIES-(CONTINUED)
CMP Group Inc.                           16,000   $    302,000
--------------------------------------------------------------
Commonwealth Energy System               10,400        421,200
--------------------------------------------------------------
DTE Energy Co.                           26,700      1,144,763
--------------------------------------------------------------
Endesa S.A.-ADR (Spain)                  90,000      2,430,000
--------------------------------------------------------------
Hawaiian Electric Industries, Inc.       15,200        611,800
--------------------------------------------------------------
Interstate Energy Corp.                  20,355        656,449
--------------------------------------------------------------
Minnesota Power & Light Co.               8,300        365,200
--------------------------------------------------------------
PowerGen PLC-ADR (United Kingdom)        35,000      1,872,500
--------------------------------------------------------------
Scottish Power PLC-ADR (United
  Kingdom)                               40,000      1,652,500
--------------------------------------------------------------
SIGCORP, Inc.                            10,950        390,778
--------------------------------------------------------------
Southern Co.                             30,000        871,875
--------------------------------------------------------------
                                                    11,518,815
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.31%

C & D Technologies, Inc.                 11,600        319,000
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (United Kingdom)                       48,000      2,202,000
--------------------------------------------------------------
Emerson Electric Co.                     14,400        900,900
--------------------------------------------------------------
Esterline Technologies Corp.(a)          16,300        354,525
--------------------------------------------------------------
General Cable Corp.                      29,100        596,550
--------------------------------------------------------------
General Electric Co.                     11,000      1,122,688
--------------------------------------------------------------
Matsushita Electric Industrial Co.,
  Ltd.-ADR (Japan)                        8,000      1,396,000
--------------------------------------------------------------
Pinnacle Systems, Inc.(a)                 7,500        268,125
--------------------------------------------------------------
Recoton Corp.(a)                         21,500        385,656
--------------------------------------------------------------
Technitrol, Inc.                          7,100        226,312
--------------------------------------------------------------
                                                     7,771,756
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.55%

Kyocera Corp.-ADR (Japan)                35,600      1,848,975
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.32%

Raytheon Co.                             20,000      1,065,000
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.54%

Applied Micro Circuits Corp.(a)          11,500        390,641
--------------------------------------------------------------
Dallas Semiconductor Corp.                9,300        378,975
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                      10,000        631,250
--------------------------------------------------------------
TranSwitch Corp.(a)                      10,300        401,056
--------------------------------------------------------------
                                                     1,801,922
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.15%

Granite Construction Inc.                 2,100         70,481
--------------------------------------------------------------
Stone & Webster, Inc.                    12,700        422,275
--------------------------------------------------------------
                                                       492,756
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.84%

American General Corp.                   19,900      1,552,200
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                          16,000        678,000
--------------------------------------------------------------
Citigroup Inc.                           22,035      1,090,733
--------------------------------------------------------------
Fannie Mae                               24,300      1,798,200
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Morgan Stanley, Dean Witter,
  Discover & Co.                         14,850   $  1,054,350
--------------------------------------------------------------
                                                     6,173,483
--------------------------------------------------------------

FOODS-3.91%

Associated British Foods PLC-ADR
  (United Kingdom)                      200,000      1,866,800
--------------------------------------------------------------
Earthgrains Co. (The)                    20,000        618,750
--------------------------------------------------------------
Groupe Danone-ADR (France)               40,000      2,250,000
--------------------------------------------------------------
H.J. Heinz Co.                           19,000      1,075,875
--------------------------------------------------------------
Nestle S.A.-ADR (Switzerland)            22,000      2,394,647
--------------------------------------------------------------
Pilgrim's Pride Corp.-Class B            13,500        269,156
--------------------------------------------------------------
Smithfield Foods, Inc.(a)                17,000        575,875
--------------------------------------------------------------
Unigate PLC (Spain)                     200,000      1,437,540
--------------------------------------------------------------
Unilever N.V. (Netherlands)              32,000      2,654,000
--------------------------------------------------------------
                                                    13,142,643
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.10%

Grand Casinos, Inc.(a)                   42,300        341,044
--------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-0.10%

Stillwater Mining Co.(a)                  7,800        319,800
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.70%

Abbott Laboratories                      29,500      1,445,500
--------------------------------------------------------------
American Home Products Corp.             22,000      1,238,875
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 15,900      2,127,619
--------------------------------------------------------------
Johnson & Johnson                        10,800        905,850
--------------------------------------------------------------
                                                     5,717,844
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.66%

Agouron Pharmaceuticals, Inc.(a)          6,500        381,875
--------------------------------------------------------------
Alpharma, Inc.-Class A                   30,100      1,062,906
--------------------------------------------------------------
MedImmune, Inc.(a)                        3,700        367,919
--------------------------------------------------------------
Parexel International Corp.(a)            7,100        177,500
--------------------------------------------------------------
Roberts Pharmaceutical Corp.(a)          10,500        228,375
--------------------------------------------------------------
                                                     2,218,575
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.27%

Astra A.B.-ADR (Sweden)                 110,000      2,275,625
--------------------------------------------------------------
Glaxo Wellcome PLC (United Kingdom)      20,000      1,390,000
--------------------------------------------------------------
Merck & Co., Inc.                        10,400      1,535,950
--------------------------------------------------------------
Novartis A.G.-ADR (Switzerland)          26,666      2,621,014
--------------------------------------------------------------
Novo-Nordisk A.S.-ADR (Denmark)          20,000      1,330,000
--------------------------------------------------------------
Schering-Plough Corp.                    33,000      1,823,250
--------------------------------------------------------------
                                                    10,975,839
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.31%

Express Scripts, Inc.-Class A(a)         15,600      1,047,150
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.01%

Biomatrix, Inc.(a)                        5,800   $    337,850
--------------------------------------------------------------
Biomet, Inc.                             19,500        784,875
--------------------------------------------------------------
MiniMed, Inc.(a)                          3,600        377,100
--------------------------------------------------------------
ResMed, Inc.(a)                          14,400        653,400
--------------------------------------------------------------
Theragenics Corp.(a)                     41,500        697,719
--------------------------------------------------------------
VISX, Inc.(a)                             3,400        297,287
--------------------------------------------------------------
West Co, Inc. (The)                       6,800        242,675
--------------------------------------------------------------
                                                     3,390,906
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.35%

Covance, Inc.(a)                         18,600        541,725
--------------------------------------------------------------
Hanger Orthopedic Group, Inc.(a)         15,700        353,250
--------------------------------------------------------------
Hooper Holmes, Inc.                       9,600        278,400
--------------------------------------------------------------
                                                     1,173,375
--------------------------------------------------------------

HOMEBUILDING-0.52%

M.D.C. Holdings, Inc.                    19,700        421,088
--------------------------------------------------------------
NVR Inc.(a)                              16,700        796,381
--------------------------------------------------------------
Pulte Corp.                               8,500        236,406
--------------------------------------------------------------
U.S. Home Corp.(a)                        9,000        299,250
--------------------------------------------------------------
                                                     1,753,125
--------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.31%

Furniture Brands International,
  Inc.(a)                                14,300        389,675
--------------------------------------------------------------
Whirlpool Corp.                          11,500        636,812
--------------------------------------------------------------
                                                     1,026,487
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.29%

Kimberly-Clark Corp.                     18,000        981,000
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.67%

Delphi Financial Group, Inc.             10,852        569,052
--------------------------------------------------------------
ING Groep N.V.-ADR (Netherlands)         21,000      1,305,937
--------------------------------------------------------------
Presidential Life Corp.                  18,900        375,637
--------------------------------------------------------------
                                                     2,250,626
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.40%

American International Group, Inc.        7,837        757,250
--------------------------------------------------------------
Century Business Services, Inc.(a)       18,200        261,625
--------------------------------------------------------------
FBL Financial Group, Inc.                13,400        324,950
--------------------------------------------------------------
                                                     1,343,825
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.98%

Fidelity National Financial, Inc.        11,220        342,210
--------------------------------------------------------------
First American Financial Corp.
  (The)                                  17,200        552,550
--------------------------------------------------------------
LandAmerica Financial Group, Inc.        14,800        826,025
--------------------------------------------------------------
Old Republic International Corp.         23,000        517,500
--------------------------------------------------------------
Orion Capital Corp.                      26,000      1,035,125
--------------------------------------------------------------
                                                     3,273,410
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

INSURANCE BROKERS-0.34%

Marsh & McLennan Co.                     12,075   $    705,633
--------------------------------------------------------------
Poe & Brown, Inc.                        12,300        429,731
--------------------------------------------------------------
                                                     1,135,364
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.06%

Advest Group, Inc.                       10,800        199,800
--------------------------------------------------------------

IRON & STEEL-0.69%

AK Steel Holding Corp.                   40,700        956,450
--------------------------------------------------------------
Nucor Corp.                              17,000        735,250
--------------------------------------------------------------
Texas Industries, Inc.                   23,000        619,562
--------------------------------------------------------------
                                                     2,311,262
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.07%

Bally Total Fitness Holding
  Corp.(a)                               11,600        288,550
--------------------------------------------------------------
International Speedway Corp.-Class
  A                                      13,100        530,550
--------------------------------------------------------------
Mattel, Inc.                             30,900        704,906
--------------------------------------------------------------
Nintendo Co. Ltd.-ADR (Japan)           170,000      2,053,481
--------------------------------------------------------------
                                                     3,577,487
--------------------------------------------------------------

LODGING-HOTELS-0.73%

Crestline Capital Corp.(a)               16,110        235,609
--------------------------------------------------------------
Host Marriott Corp.                     161,100      2,225,194
--------------------------------------------------------------
                                                     2,460,803
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.76%

Applied Power, Inc.-Class A              15,400        581,350
--------------------------------------------------------------
Dover Corp.                              19,700        721,512
--------------------------------------------------------------
Manitiwoc Co., Inc. (The)                14,850        658,969
--------------------------------------------------------------
NACCO Industries, Inc.-Class A            3,000        276,000
--------------------------------------------------------------
Terex Corp.(a)                           11,100        317,044
--------------------------------------------------------------
                                                     2,554,875
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.07%

Carlisle Companies, Inc.                  8,800        454,300
--------------------------------------------------------------
GenCorp, Inc.                            17,200        428,925
--------------------------------------------------------------
Hitachi Ltd.-ADR (Japan)                 18,000      1,087,875
--------------------------------------------------------------
IDEX Corp.                               13,300        325,850
--------------------------------------------------------------
Illinois Tool Works Inc.                  9,000        522,000
--------------------------------------------------------------
Norsk Hydro A.S.A.-ADR (Norway)          30,000      1,025,625
--------------------------------------------------------------
RWE A.G.-ADR (Germany)                   32,000      1,753,206
--------------------------------------------------------------
Textron, Inc.                            10,700        812,531
--------------------------------------------------------------
Tredegar Industries, Inc.                24,550        552,375
--------------------------------------------------------------
                                                     6,962,687
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.07%

AptarGroup, Inc.                         29,200        819,425
--------------------------------------------------------------
Federal Signal Corp.                     32,300        884,213
--------------------------------------------------------------
Insituform Technologies, Inc.-Class
  A(a)                                   22,500        326,250
--------------------------------------------------------------
Superior TeleCom Inc.                    12,100        571,725
--------------------------------------------------------------
York International Corp.                 24,600      1,003,988
--------------------------------------------------------------
                                                     3,605,601
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

METAL FABRICATORS-0.06%

Metals USA(a)                            19,100   $    186,225
--------------------------------------------------------------

METALS MINING-0.44%

Rio Tinto Ltd.-ADR (Australia)           31,000      1,472,078
--------------------------------------------------------------

NATURAL GAS-0.30%

Energen Corp.                            33,000        643,500
--------------------------------------------------------------
ONEOK, Inc.                              10,200        368,475
--------------------------------------------------------------
                                                     1,011,975
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.65%

Knoll, Inc.(a)                           16,100        476,963
--------------------------------------------------------------
Mail-Well, Inc.(a)                       22,700        259,631
--------------------------------------------------------------
Pitney Bowes, Inc.                       14,000        924,875
--------------------------------------------------------------
United Stationers, Inc.(a)               20,000        520,000
--------------------------------------------------------------
                                                     2,181,469
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.28%

Marine Drilling Companies, Inc.(a)       21,400        164,512
--------------------------------------------------------------
Pride International, Inc.(a)             36,300        256,369
--------------------------------------------------------------
SEACOR Holdings Inc.(a)                   5,600        276,850
--------------------------------------------------------------
Veritas DGC, Inc.(a)                     18,500        240,500
--------------------------------------------------------------
                                                       938,231
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.37%

Barrett Resources Corp.(a)               22,800        547,200
--------------------------------------------------------------
Basin Exploration, Inc.(a)               15,300        192,206
--------------------------------------------------------------
Evergreen Resources, Inc.(a)             11,500        204,125
--------------------------------------------------------------
HS Resources, Inc.(a)                    38,600        291,913
--------------------------------------------------------------
                                                     1,235,444
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.18%

Atlantic Richfield Co.                    9,000        587,250
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.77%

Amoco Corp.                              14,000        845,250
--------------------------------------------------------------
Exxon Corp.                              17,400      1,272,375
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                  48,000      2,622,000
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Netherlands)                   16,100        770,787
--------------------------------------------------------------
Shell Transport & Trading Co.-ADR
  (United Kingdom)                       45,000      1,673,438
--------------------------------------------------------------
Total S.A.-ADR (France)                  20,000        995,000
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Argentina)                            40,000      1,117,500
--------------------------------------------------------------
                                                     9,296,350
--------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-0.13%

Tesoro Petroleum Corp.(a)                34,700        420,737
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.02%

Fuji Photo Film-ADR (Japan)              60,000      2,197,500
--------------------------------------------------------------
Xerox Corp.                              10,500      1,239,000
--------------------------------------------------------------
                                                     3,436,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

PUBLISHING (NEWSPAPERS)-0.94%

Gannett Co., Inc.                        11,600   $    767,775
--------------------------------------------------------------
Hollinger International, Inc.            31,800        443,213
--------------------------------------------------------------
McClatchy Newspapers, Inc.               17,300        611,988
--------------------------------------------------------------
News Corp. Ltd.-ADR (The)
  (Australia)                            50,000      1,321,875
--------------------------------------------------------------
                                                     3,144,851
--------------------------------------------------------------

RAILROADS-0.32%

GATX Corp.                               19,000        719,625
--------------------------------------------------------------
Johnstown America Industries,
  Inc.(a)                                26,400        346,500
--------------------------------------------------------------
                                                     1,066,125
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-25.22%

Apartment Investment & Management
  Co.                                    24,400        907,375
--------------------------------------------------------------
Arden Realty Group, Inc.                114,000      2,643,375
--------------------------------------------------------------
Avalonbay Communities, Inc.              51,300      1,757,025
--------------------------------------------------------------
Beacon Capital(a)                        60,000        952,500
--------------------------------------------------------------
Bedford Property Investors, Inc.         97,500      1,645,313
--------------------------------------------------------------
Camden Property Trust                    54,589      1,419,314
--------------------------------------------------------------
CarrAmerica Realty Corp.                138,000      3,312,000
--------------------------------------------------------------
CBL & Associates Properties, Inc.        75,000      1,935,938
--------------------------------------------------------------
Charles E. Smith Residential
  Realty, Inc.                           58,400      1,876,100
--------------------------------------------------------------
Crescent Real Estate Equities, Co.       59,000      1,357,000
--------------------------------------------------------------
CRIIMI MAE, Inc.                         40,000        140,000
--------------------------------------------------------------
Eastgroup Properties, Inc.               39,400        726,438
--------------------------------------------------------------
Equity Office Properties Trust          124,879      2,997,096
--------------------------------------------------------------
Equity Residential Properties Trust      79,900      3,230,956
--------------------------------------------------------------
Essex Property Trust, Inc.               76,700      2,281,825
--------------------------------------------------------------
First Industrial Realty Trust, Inc.      80,500      2,158,406
--------------------------------------------------------------
Gables Residential Trust                 60,100      1,393,569
--------------------------------------------------------------
General Growth Properties                28,500      1,079,438
--------------------------------------------------------------
Glenborough Realty Trust, Inc.           62,800      1,279,550
--------------------------------------------------------------
Highwoods Properties, Inc.              113,800      2,930,350
--------------------------------------------------------------
Hospitality Properties Trust             60,700      1,464,388
--------------------------------------------------------------
JDN Realty Corp.                         72,000      1,552,500
--------------------------------------------------------------
Kilroy Realty Corp.                      60,700      1,396,100
--------------------------------------------------------------
Kimco Realty Corp.                       40,600      1,611,313
--------------------------------------------------------------
Koger Equity, Inc.                       87,900      1,510,781
--------------------------------------------------------------
Liberty Property Trust                  117,700      2,898,363
--------------------------------------------------------------
Mack-Cali Realty Corp.                   64,200      1,982,175
--------------------------------------------------------------
Meditrust Corp.                         172,900      2,615,112
--------------------------------------------------------------
MeriStar Hospitality Corp.              110,259      2,046,683
--------------------------------------------------------------
MGI Properties, Inc.                     46,000      1,285,125
--------------------------------------------------------------
New Plan Excel Realty Trust              95,060      2,109,144
--------------------------------------------------------------
Pan Pacific Retail Properties, Inc.      35,300        703,794
--------------------------------------------------------------
Parkway Properties, Inc.                 24,900        778,125
--------------------------------------------------------------
Patriot American Hospitality, Inc.      407,128      2,442,768
--------------------------------------------------------------
Philips International Realty Corp.       52,400        805,650
--------------------------------------------------------------
Post Properties, Inc.                    22,600        868,687
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Prentiss Properties Trust               147,700   $  3,295,556
--------------------------------------------------------------
Prime Group Realty Trust                 65,500        990,687
--------------------------------------------------------------
Public Storage, Inc.                     97,600      2,641,300
--------------------------------------------------------------
Realty Income Corp.                      36,000        895,500
--------------------------------------------------------------
Regency Realty Corp.                     70,000      1,557,500
--------------------------------------------------------------
Security Capital U.S. Realty
  (Luxembourg)(a)                        98,700        977,130
--------------------------------------------------------------
Shurgard Storage Centers, Inc.           87,700      2,263,756
--------------------------------------------------------------
Simon Property Group, Inc.               63,600      1,812,600
--------------------------------------------------------------
SL Green Realty Corp.                    65,600      1,418,600
--------------------------------------------------------------
Starwood Hotels & Resorts                67,150      1,523,466
--------------------------------------------------------------
Sunstone Hotel Investors, Inc.          135,900      1,282,556
--------------------------------------------------------------
TriNet Corporate Realty Trust, Inc.      49,900      1,334,825
--------------------------------------------------------------
Vornado Realty Trust                     56,600      1,910,250
--------------------------------------------------------------
Weeks Corp.                              25,600        721,600
--------------------------------------------------------------
                                                    84,719,602
--------------------------------------------------------------

RESTAURANTS-0.84%

Brinker International, Inc.(a)           27,400        791,175
--------------------------------------------------------------
Buffets, Inc.(a)                         27,900        333,056
--------------------------------------------------------------
Cheesecake Factory (The)(a)              14,400        427,050
--------------------------------------------------------------
Consolidated Products, Inc.(a)           20,156        415,723
--------------------------------------------------------------
McDonald's Corp.                         11,300        865,862
--------------------------------------------------------------
                                                     2,832,866
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.57%

Lowe's Companies, Inc.                   17,000        870,187
--------------------------------------------------------------
Sherwin-Williams Co.                     35,800      1,051,625
--------------------------------------------------------------
                                                     1,921,812
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.20%

J.C. Penney Co., Inc.                    14,375        673,828
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.15%

ShopKo Stores, Inc.(a)                   15,400        512,050
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.41%

Rite Aid Corp.                           27,900      1,382,794
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.26%

Wal-Mart Stores, Inc.                    10,500        855,094
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.10%

Lands' End, Inc.(a)                      11,800        317,862
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.40%

Footstar, Inc.(a)                        15,400        385,000
--------------------------------------------------------------
Inacom Corp.(a)                          21,500        319,813
--------------------------------------------------------------
Zale Corp.(a)                            20,300        654,675
--------------------------------------------------------------
                                                     1,359,488
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.44%

American Eagle Outfitters, Inc.(a)        5,400        359,775
--------------------------------------------------------------
Cato Corp. (The)-Class A                 25,700        252,984
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Limited, Inc. (The)                      30,000   $    873,750
--------------------------------------------------------------
                                                     1,486,509
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.87%

Anchor Bancorp Wisconsin, Inc.           10,100        242,400
--------------------------------------------------------------
Astoria Financial Corp.                   7,700        352,275
--------------------------------------------------------------
Downey Financial Corp.                   20,705        526,683
--------------------------------------------------------------
FirstFed Financial Corp.(a)              33,400        597,025
--------------------------------------------------------------
TR Financial Corp.                       15,900        626,063
--------------------------------------------------------------
Webster Financial Corp.                  13,600        373,150
--------------------------------------------------------------
WSFS Financial Corp.                     12,700        214,312
--------------------------------------------------------------
                                                     2,931,908
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.49%

Acxiom Corp.(a)                          25,400        787,400
--------------------------------------------------------------
Metris Companies Inc.                     8,643        434,851
--------------------------------------------------------------
True North Communications, Inc.          16,100        432,687
--------------------------------------------------------------
                                                     1,654,938
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.75%

Comfort Systems USA, Inc.(a)             29,900        534,463
--------------------------------------------------------------
Copart, Inc.(a)                           9,800        317,275
--------------------------------------------------------------
DeVry, Inc.(a)                           43,000      1,316,875
--------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)         11,200        341,600
--------------------------------------------------------------
                                                     2,510,213
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.24%

Banctec, Inc.(a)                         21,800        273,863
--------------------------------------------------------------
Gerber Scientific, Inc.                  22,900        545,306
--------------------------------------------------------------
                                                       819,169
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.52%

Computer Horizons Corp.(a)                7,900        210,338
--------------------------------------------------------------
Lason Holdings, Inc.(a)                  14,100        820,444
--------------------------------------------------------------
MedQuist, Inc.(a)                        18,200        718,900
--------------------------------------------------------------
                                                     1,749,682
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.65%

AHL Services, Inc.(a)                     8,700        271,875
--------------------------------------------------------------
Labor Ready, Inc.(a)                     18,000        354,375
--------------------------------------------------------------
Norrell Corp.                            20,800        306,800
--------------------------------------------------------------
ProBusiness Services, Inc.(a)             2,300        104,650
--------------------------------------------------------------
Romac International, Inc.(a)             27,000        600,750
--------------------------------------------------------------
StaffMark, Inc.(a)                       11,100        248,362
--------------------------------------------------------------
Syntel, Inc.(a)                          26,600        300,913
--------------------------------------------------------------
                                                     2,187,725
--------------------------------------------------------------

SPECIALTY PRINTING-0.81%

Consolidated Graphics, Inc.(a)            3,300        222,956
--------------------------------------------------------------
Dai Nippon Printing Co., Ltd.-ADR
  (Japan)                                 9,000      1,437,809
--------------------------------------------------------------
Deluxe Corp.                             28,900      1,056,656
--------------------------------------------------------------
                                                     2,717,421
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.36%

Centennial Cellular Corp.(a)             18,900   $    774,900
--------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)        13,200        442,200
--------------------------------------------------------------
                                                     1,217,100
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.20%

ITC DeltaCom, Inc.(a)                    22,500        343,125
--------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)         6,700        322,019
--------------------------------------------------------------
                                                       665,144
--------------------------------------------------------------

TELEPHONE-3.10%

Bell Atlantic Corp.                      10,000        568,125
--------------------------------------------------------------
British Telecommunications PLC
  (United Kingdom)                       15,000      2,275,313
--------------------------------------------------------------
Century Telephone Enterprises, Inc.      16,000      1,080,000
--------------------------------------------------------------
GeoTel Communications Corp.(a)           10,400        387,400
--------------------------------------------------------------
Portugal Telecom S.A.-ADR
  (Portugal)                             43,300      1,932,262
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Italy)        30,000      2,610,000
--------------------------------------------------------------
Telefonica S.A.-ADR (Spain)               6,120        828,495
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                               15,000        730,312
--------------------------------------------------------------
                                                    10,411,907
--------------------------------------------------------------

TEXTILES (APPAREL)-0.18%

Kellwood Co.                             23,800        595,000
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.28%

Interface, Inc.                          30,800        285,862
--------------------------------------------------------------
Springs Industries, Inc.-Class A         15,600        646,425
--------------------------------------------------------------
                                                       932,287
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.22%

Burlington Industries, Inc.(a)           52,700        579,700
--------------------------------------------------------------
Galey & Lord, Inc.(a)                    19,200        165,600
--------------------------------------------------------------
                                                       745,300
--------------------------------------------------------------

TOBACCO-0.34%

Philip Morris Companies, Inc.            21,450      1,147,575
--------------------------------------------------------------

TRUCKERS-0.22%

Roadway Express, Inc.                    22,700        327,731
--------------------------------------------------------------
Werner Enterprises, Inc.                 22,875        404,602
--------------------------------------------------------------
                                                       732,333
--------------------------------------------------------------

WATER UTILITIES-0.07%

E'Town Corp.                              5,100        241,613
--------------------------------------------------------------
    Total Common Stocks (Cost
      $273,747,418)                                321,189,107
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT

CORPORATE BONDS & NOTES-1.54%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.15%

CSC Holdings, Inc., Sr. Notes,
  7.25%, 07/15/08                    $  500,000   $    515,900
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BUILDING MATERIALS-0.18%

USG Corp., Sr. Notes, 8.50%,
  08/01/05                           $  550,000   $    600,363
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.15%

Owens-Illinois, Inc., Deb., 7.80%,
  05/15/18                              500,000        506,675
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.17%

Tyco International Group S.A.,
  Yankee Bonds, 7.00%, 06/15/28         550,000        554,119
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.18%

Highwoods Properties, Sr. Unsec.
  Notes, 7.50%, 04/15/18                700,000        619,360
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.15%

Neiman Marcus Group, Inc., Sr.
  Deb., 7.125%, 06/01/28                500,000        486,050
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.30%

Bellsouth Telecommunications, Deb.,
  5.85%, 11/15/45                     1,000,000      1,012,690
--------------------------------------------------------------

TELEPHONE-0.26%

GTE Corp., Deb., 10.25%, 11/01/20       790,000        885,149
--------------------------------------------------------------
    Total Corporate Bonds & Notes
      (Cost $5,180,748)                              5,180,306
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.26%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.36%
Pass Through Certificates
  6.50%, 08/01/03                       218,613        226,741
--------------------------------------------------------------
  9.00%, 01/01/05 to 08/15/06           696,417        725,967
--------------------------------------------------------------
  8.00%, 08/01/17                       244,872        258,722
--------------------------------------------------------------
                                                     1,211,430
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.73%
Pass Through Certificates
  9.00%, 12/01/06                    $  590,033   $    619,346
--------------------------------------------------------------
  8.50%, 06/01/07                       579,905        598,931
--------------------------------------------------------------
  5.50%, 02/01/14                       410,000        395,266
--------------------------------------------------------------
  7.00%, 01/14/28                       830,000        846,859
--------------------------------------------------------------
                                                     2,460,402
--------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.17%
Pass Through Certificates
  7.00%, 01/16/07                       570,096        573,251
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $4,244,008)                   4,245,083
--------------------------------------------------------------
U.S. TREASURY SECURITIES-1.99%
U.S. TREASURY BOND-0.21%
  7.50%, 11/15/16                       580,000        720,650
--------------------------------------------------------------
U.S. TREASURY NOTES-1.78%
  7.50%, 11/15/01                     3,000,000      3,224,490
--------------------------------------------------------------
  6.25%, 02/15/07                     2,500,000      2,741,950
--------------------------------------------------------------
                                                     5,966,440
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $6,646,242)                              6,687,090
--------------------------------------------------------------
REPURCHASE AGREEMENT(b)-0.87%
SBC Warburg Dillon Read, Inc.,
  4.75%, 01/04/99(c) (Cost
  $2,913,509)                         2,913,509      2,913,509
--------------------------------------------------------------
TOTAL INVESTMENTS-101.29%                          340,215,095
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.29%)                                    (4,325,554)
--------------------------------------------------------------
NET ASSETS-100.00%                                $335,889,541
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviations:

ADR    - American Depositary Receipt
Deb.   - Debentures
Gtd.   - Guaranteed
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $292,731,925)                              $340,215,095
---------------------------------------------------------
Receivables for:
  Capital stock sold                              369,339
---------------------------------------------------------
  Interest and dividends                        1,589,287
---------------------------------------------------------
  Paydowns                                         35,226
---------------------------------------------------------
Investment for deferred compensation plan           6,914
---------------------------------------------------------
Other assets                                        4,610
---------------------------------------------------------
    Total assets                              342,220,471
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         2,732,192
---------------------------------------------------------
  Capital stock reacquired                      2,506,522
---------------------------------------------------------
  Deferred compensation plan                        6,914
---------------------------------------------------------
Accrued advisory fees                             283,254
---------------------------------------------------------
Accrued operating services fees                    43,477
---------------------------------------------------------
Accrued distribution fees                         734,061
---------------------------------------------------------
Accrued directors' fees and expenses               24,510
---------------------------------------------------------
    Total liabilities                           6,330,930
---------------------------------------------------------
Net assets applicable to shares outstanding  $335,889,541
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 16,485,231
=========================================================
Class B                                      $  7,221,683
=========================================================
Class C                                      $312,182,627
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,225,276
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     535,931
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  23,188,570
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      13.45
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.45
    divided by 94.50%)                       $      14.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      13.48
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      13.46
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 3,810,775
--------------------------------------------------------
Dividends (net of $278,923 foreign
  withholding tax)                             9,401,993
--------------------------------------------------------
    Total investment income                   13,212,768
--------------------------------------------------------

EXPENSES:

Advisory fees                                  3,855,357
--------------------------------------------------------
Operating services fees                        1,670,511
--------------------------------------------------------
Distribution fees-Class A                         54,320
--------------------------------------------------------
Distribution fees-Class B                         38,874
--------------------------------------------------------
Distribution fees-Class C                      3,661,284
--------------------------------------------------------
Directors' fees and expenses                      11,183
--------------------------------------------------------
    Total expenses                             9,291,529
--------------------------------------------------------
Less: Fees waived                               (666,698)
--------------------------------------------------------
    Net expenses                               8,624,831
--------------------------------------------------------
Net investment income                          4,587,937
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                  12,874,380
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   (22,961,634)
--------------------------------------------------------
    Net gain (loss) from investment
       securities                            (10,087,254)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(5,499,317)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998            1997
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  4,587,937    $  3,030,247
------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities           12,874,380      28,345,151
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                 (22,961,634)     24,205,999
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (5,499,317)     55,581,397
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (307,700)        (54,439)
------------------------------------------------------------------------------------------
  Class B                                                          (57,949)             --
------------------------------------------------------------------------------------------
  Class C                                                       (3,942,359)     (2,620,318)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (674,979)       (574,586)
------------------------------------------------------------------------------------------
  Class B                                                         (277,833)             --
------------------------------------------------------------------------------------------
  Class C                                                      (12,255,976)    (29,179,585)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,660,733       9,196,237
------------------------------------------------------------------------------------------
  Class B                                                        7,834,101              --
------------------------------------------------------------------------------------------
  Class C                                                      (43,459,114)     86,678,096
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (49,980,393)    119,026,802
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          385,869,934     266,843,132
------------------------------------------------------------------------------------------
  End of period                                               $335,889,541    $385,869,934
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $287,690,477    $313,154,757
------------------------------------------------------------------------------------------
  Undistributed net investment income                              759,557         479,628
------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                     (43,663)      1,790,745
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              47,483,170      70,444,804
------------------------------------------------------------------------------------------
                                                              $335,889,541    $385,869,934
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor MultiFlex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid quarterly. On December 31, 1998 additional paid-in capital was increased by $1,500,000 and undistributed net realized gains was decreased by $1,500,000 as a result of equalization credits and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Management and Research, Inc. ("IMR") whereby AIM pays IMR an annual rate of 0.35% of the Fund's average daily net assets up to $500 million and 0.25% on the Fund's average daily net assets in excess of $500 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $1,019,333 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through December 31, 1998, AIM voluntarily waived operating services fees in the amount of $651,178.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $38,800, $38,874 and $3,661,284, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $15,520 for the Class A shares.
  AIM Distributors received commissions of $66,763 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $86,385 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.

  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $100 million, the Fund's expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $4,230 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.
NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $270,515,961 and $291,512,781, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 72,943,595
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (25,503,273)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $ 47,440,322
============================================================
Cost of investments for tax purposes is
  $292,774,773.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the years ended December 31, 1998 and 1997 are as follows:

                                  1998                        1997*
                       --------------------------   --------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   -----------   ------------
Sold:
  Class A                 898,890   $  12,964,303       619,395   $  8,916,997
------------------------------------------------------------------------------
  Class B**               560,937       8,180,606            --             --
------------------------------------------------------------------------------
  Class C               3,605,748      52,233,849     6,751,442     95,937,310
------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  73,100         958,674        44,119        616,050
------------------------------------------------------------------------------
  Class B**                24,700         321,494            --             --
------------------------------------------------------------------------------
  Class C               1,187,114      15,552,589     2,197,213     30,337,244
------------------------------------------------------------------------------
Reacquired:
  Class A                (384,926)     (5,262,244)      (25,302)      (336,810)
------------------------------------------------------------------------------
  Class B**               (49,706)       (667,999)           --             --
------------------------------------------------------------------------------
  Class C              (8,111,162)   (111,245,552)   (2,756,585)   (39,596,458)
------------------------------------------------------------------------------
                       (2,195,305)  $ (26,964,280)    6,830,282   $ 95,874,333
==============================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998 and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1998.

                                                                    CLASS A(a)             CLASS B
                                                              -----------------------    ------------
                                                               1998        1997(b)           1998
                                                              -------    ------------    ------------
Net asset value, beginning of period                          $ 14.21      $ 13.14         $ 14.79
------------------------------------------------------------  -------      -------         -------
Income from investment operations:
  Net investment income                                          0.24         0.23            0.14
------------------------------------------------------------  -------      -------         -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.20)        2.26           (0.75)
------------------------------------------------------------  -------      -------         -------
    Total from investment operations                             0.04         2.49           (0.61)
------------------------------------------------------------  -------      -------         -------
Less distributions:
  Dividends from net investment income                          (0.26)       (0.22)          (0.16)
------------------------------------------------------------  -------      -------         -------
  Distributions from net realized gains                         (0.54)       (1.20)          (0.54)
------------------------------------------------------------  -------      -------         -------
    Total distributions                                         (0.80)       (1.42)          (0.70)
------------------------------------------------------------  -------      -------         -------
Net asset value, end of period                                $ 13.45      $ 14.21         $ 13.48
============================================================  =======      =======         =======
Total return(c)                                                  0.51%       19.40%          (3.96)%
============================================================  =======      =======         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $16,485      $ 9,066         $ 7,222
============================================================  =======      =======         =======
Ratio of expenses to average net assets(d)                       1.52%(e)      1.67%          2.27%(e)(f)
============================================================  =======      =======         =======
Ratio of net investment income to average net assets(g)          1.91%(e)      1.67%          1.16%(e)(f)
============================================================  =======      =======         =======
Portfolio turnover rate                                            72%          62%             72%
============================================================  =======      =======         =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Does not deduct sales charges and are not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.79% and 1.77% for 1998-1997 for Class A and 2.44% (annualized) for 1998 for Class B.
(e) Ratios are based on average net assets of $15,519,872 and $4,667,498 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.64% and 1.57% for 1998-1997 for Class A and 0.99% (annualized) for 1998 for Class B.

                                                                                   CLASS C(a)
                                                              -----------------------------------------------------
                                                                1998     1997(b)       1996       1995       1994
                                                              --------   --------    --------   --------   --------
Net asset value, beginning of period                          $ 14.22    $  13.14    $  11.68   $   9.78   $  10.04
------------------------------------------------------------  --------   --------    --------   --------   --------
Income from investment operations:
  Net investment income                                          0.17        0.13        0.14       0.16       0.16
------------------------------------------------------------  --------   --------    --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.23)       2.26        1.83       1.94      (0.26)
------------------------------------------------------------  --------   --------    --------   --------   --------
    Total from investment operations                            (0.06)       2.39        1.97       2.10      (0.10)
------------------------------------------------------------  --------   --------    --------   --------   --------
Less distributions:
  Dividends from net investment income                          (0.16)      (0.11)      (0.13)     (0.16)     (0.16)
------------------------------------------------------------  --------   --------    --------   --------   --------
  Distributions from net realized gains                         (0.54)      (1.20)      (0.38)     (0.04)        --
------------------------------------------------------------  --------   --------    --------   --------   --------
    Total distributions                                         (0.70)      (1.31)      (0.51)     (0.20)     (0.16)
------------------------------------------------------------  --------   --------    --------   --------   --------
Net asset value, end of period                                $ 13.46    $  14.22    $  13.14   $  11.68   $   9.78
============================================================  ========   ========    ========   ========   ========
Total return(c)                                                 (0.26)%     18.55%      17.03%     21.58%     (1.02)%
============================================================  ========   ========    ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,183   $376,804    $266,843   $174,592   $120,220
============================================================  ========   ========    ========   ========   ========
Ratio of expenses to average net assets(d)                       2.27%(e)     2.42%      2.45%      2.50%      2.49%
============================================================  ========   ========    ========   ========   ========
Ratio of net investment income to average net assets(f)          1.16%(e)     0.92%      1.16%      1.53%      2.01%
============================================================  ========   ========    ========   ========   ========
Portfolio turnover rate                                            72%         62%         62%        50%        81%
============================================================  ========   ========    ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Does not deduct contingent deferred sales charges.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.44%.
(e) Ratios are based on average net assets of $366,128,391.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 0.99%.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Multiflex Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Multiflex Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 1998 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Multiflex Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                          A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Carol F. Relihan                        Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                              SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                   INVESCO Management & Research, Inc.
                                                                                          101 Federal Street
Edward K. Dunn Jr.                                Dana R. Sutton                          Boston, MA 02110
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                     TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Jack Fields                                       Stuart W. Coco                          Houston, TX 77210-4739
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                      CUSTODIAN
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Carl Frischling                                   Karen Dunn Kelley                       Boston, MA 02110
Partner                                           Vice President
Kramer, Levin, Naftalis & Frankel                                                         COUNSEL TO THE FUND
                                                  Jonathan C. Schoolar
Robert H. Graham                                  Vice President                          Ballard Spahr
President and Chief Executive Officer                                                     Andrews & Ingersoll, LLP
A I M Management Group Inc.                       Renee A. Friedli                        1735 Market Street
                                                  Assistant Secretary                     Philadelphia, PA 19103
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;      P. Michelle Grace                       COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for             Assistant Secretary
the Aging; and member of the Board of Directors,                                          Kramer, Levin, Naftalis & Frankel
Metropolitan Transportation Authority of          Jeffrey H. Kupor                        919 Third Avenue
New York State                                    Assistant Secretary                     New York, NY 10022

Lewis F. Pennock                                  Nancy L. Martin                         DISTRIBUTOR
Attorney                                          Assistant Secretary
                                                                                          A I M Distributors, Inc.
Ian W. Robinson                                   Ofelia M. Mayo                          11 Greenway Plaza
Consultant; Formerly Executive                    Assistant Secretary                     Suite 100
Vice President and                                                                        Houston, TX 77046
Chief Financial Officer                           Lisa A. Moss
Bell Atlantic Management                          Assistant Secretary                     AUDITORS
Services, Inc.
                                                  Kathleen J. Pflueger                    KPMG LLP
Louis S. Sklar                                    Assistant Secretary                     700 Louisiana
Executive Vice President                                                                  Houston, TX 77002
Hines Interests                                   Samuel D. Sirko
Limited Partnership                               Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM MultiFlex Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.2975, $0.1915 and $0.1915 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1998. Of this amount 42.50% is eligible for the dividends received deduction for corporations.

  The Fund also distributed long-term capital gains of $13,890,332 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 7.40% was derived from U.S. Treasury obligations.

HOW AIM MAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.
o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.
o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.
o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.
o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                      ------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                      ------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              MONEY MARKET FUNDS
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                  A I M Management Group Inc. has provided
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund               leadership in the mutual fund industry
AIM Capital Development Fund                                                     since 1976 and managed approximately
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS             $109 billion in assets for more than 6.2
AIM Mid Cap Equity Fund(2), (A)                                                  million shareholders, including individual
AIM Select Growth Fund(3)                 AIM Advisor International Value Fund   investors, corporate clients, and
AIM Small Cap Growth Fund(2), (B)         AIM Asian Growth Fund                  financial institutions, as of December 31, 1998.
AIM Small Cap Opportunities Fund          AIM Developing Markets Fund(2)             The AIM Family of Funds--Registered Trademark--
AIM Value Fund                            AIM Europe Growth Fund(2)              is distributed nationwide, and AIM today is the
AIM Weingarten Fund                       AIM European Development Fund          10th-largest mutual fund complex in the U.S. in
                                          AIM International Equity Fund          assets under management, according to Strategic
GROWTH & INCOME FUNDS                     AIM Japan Growth Fund(2)               Insight, an independent mutual fund monitor.
                                          AIM Latin American Growth Fund(2)
AIM Advisor Flex Fund                     AIM New Pacific Growth Fund(2)
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund
AIM Balanced Fund                         AIM Global Aggressive Growth Fund
AIM Basic Value Fund(2), (C)              AIM Global Growth Fund
AIM Charter Fund
                                          GLOBAL GROWTH & INCOME FUNDS
INCOME FUNDS
                                          AIM Global Growth & Income Fund(2)
AIM Floating Rate Fund(2)                 AIM Global Utilities Fund
AIM High Yield Fund
AIM High Yield Fund II                    GLOBAL INCOME FUNDS
AIM Income Fund
AIM Intermediate Government Fund          AIM Emerging Markets Debt Fund(2), (D)
AIM Limited Maturity Treasury Fund        AIM Global Government Income Fund(2)
                                          AIM Global Income Fund
TAX-FREE INCOME FUNDS                     AIM Strategic Income Fund(2)

AIM High Income Municipal Fund            THEME FUNDS
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Consumer Products and Services Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Financial Services Fund(2)
                                          AIM Global Health Care Fund(2)
                                          AIM Global Infrastructure Fund(2)
                                          AIM Global Resources Fund(2)
                                          AIM Global Telecommunications Fund(2)
                                          AIM Global Trends Fund(2), (E)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.